Tremblant Global ETF
Schedule of Investments
September 30, 2024 (Unaudited)

COMMON STOCKS - 95.6%	Shares	Value
Communication Services - 22.4%
Alphabet, Inc. - Class A	18,525	$3,072,371
Charter Communications, Inc. - Class A (a)	10,222	3,312,746
CTS Eventim AG & Co. KGaA	31,854	3,310,036
Meta Platforms, Inc. - Class A	4,802	2,748,857
Spotify Technology SA (a)	13,853	5,105,246
TKO Group Holdings, Inc. (a)	49,255	6,093,336
Walt Disney Co.	29,972	2,883,007
		26,525,599

Consumer Discretionary - 26.9%(b)
Amazon.com, Inc. (a)	32,682	6,089,637
Coupang, Inc. (a)	154,336	3,788,949
DoorDash, Inc. - Class A (a)	34,662	4,947,307
DraftKings, Inc. - Class A (a)	104,870	4,110,904
MercadoLibre, Inc. (a)	1,999	4,101,868
Skechers USA, Inc. - Class A (a)	56,819	3,802,327
Wyndham Hotels & Resorts, Inc.	64,178	5,014,869
		31,855,861

Consumer Staples - 2.7%
Procter & Gamble Co.	18,737	3,245,248

Financials - 14.5%
Adyen NV (a)(c)	1,011	1,578,481
AvidXchange Holdings, Inc. (a)	450,383	3,652,606
Evercore, Inc. - Class A	11,517	2,917,717
Mastercard, Inc. - Class A	4,358	2,151,981
Progressive Corp.	10,340	2,623,878
Royal Bank of Canada	18,252	2,278,042
Visa, Inc. - Class A	7,072	1,944,446
		17,147,151

Industrials - 9.0%
Grab Holdings Ltd. - Class A (a)	1,592,651	6,052,074
Uber Technologies, Inc. (a)	60,661	4,559,281
		10,611,355

Information Technology - 14.3%
Five9, Inc. (a)	60,070	1,725,811
nCino, Inc. (a)	57,551	1,818,036
Palo Alto Networks, Inc. (a)	7,044	2,407,639
Q2 Holdings, Inc. (a)	43,316	3,455,317
Smartsheet, Inc. - Class A (a)	70,275	3,890,424
Varonis Systems, Inc. (a)	64,011	3,616,622
		16,913,849

Materials - 5.8%
Air Products and Chemicals, Inc.	12,576	3,744,378
Eastman Chemical Co.	27,948	3,128,779
		6,873,157
TOTAL COMMON STOCKS (Cost $94,107,771)		113,172,220

SHORT-TERM INVESTMENTS - 4.4%
Money Market Funds - 4.4%	Shares
First American Treasury Obligations Fund - Class X, 4.79% (d)	5,179,303	5,179,303
TOTAL SHORT-TERM INVESTMENTS (Cost $5,179,303)		5,179,303

TOTAL INVESTMENTS - 100.0% (Cost $99,287,074)		118,351,523
Liabilities in Excess of Other Assets - (0.0)% (e)		(8,752)
TOTAL NET ASSETS - 100.0%		$118,342,771

Percentages are stated as a percent of net assets.

The Global Industry Classification Standard (“GICS®”) was developed by and/or is the exclusive property of MSCI, Inc. (“MSCI”) and Standard & Poor’s Financial Services LLC (“S&P”). GICS® is a service mark of MSCI and S&P and has been licensed for use by U.S. Bank Global Fund Services.

AG - Aktiengesellschaft
KGaA - Kommanditgesellschaft auf Aktien
NV - Naamloze Vennootschap
SA - Sociedad Anónima

(a)	Non-income producing security.
(b)
To the extent that the Fund invests more heavily in a particular industry or sector of the economy, its performance will be especially sensitive to developments that significantly affect those industries or sectors.

(c)
Security is exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may only be resold in transactions exempt from registration to qualified institutional investors. As of September 30, 2024, the value of these securities total $1,578,481 or 1.3% of the Fund’s net assets.

(d)	The rate shown represents the 7-day annualized effective yield as of September 30, 2024.
(e)	Represents less than 0.05% of net assets.

Summary of Fair Value Disclosure as of September 30, 2024 (Unaudited)

Tremblant Global ETF has adopted authoritative fair value accounting standards which establish an authoritative definition of fair value and set out a hierarchy for measuring fair value. These standards require additional disclosures about the various inputs and valuation techniques used to develop the measurements of fair value, a discussion of changes in valuation techniques and related inputs during the period, and expanded disclosure of valuation levels for major security types. These inputs are summarized in the three broad levels listed below. The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities.

Level 1 - Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.

Level 2 - Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 - Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The following is a summary of the fair valuation hierarchy of the Fund’s securities as of September 30, 2024:

	Level 1	Level 2	Level 3	Total
Investments:
Common Stocks	$113,172,220	$–	$–	$113,172,220
Money Market Funds	5,179,303	–	–	5,179,303
Total Investments	$118,351,523	$–	$–	$118,351,523

Refer to the Schedule of Investments for further disaggregation of investment categories.

Allocation of Portfolio Holdings by Country as of September 30, 2024
(% of Net Assets)
United States	$95,925,776	81.1%
Singapore	6,052,074	5.1
Sweden	5,105,246	4.3
Uruguay	4,101,868	3.5
Germany	3,310,036	2.8
Canada	2,278,042	1.9
Netherlands	1,578,481	1.3
Liabilities in Excess of Other Assets	(8,752)	0.0 (a)
	$118,342,771	100.0%

(a)	Represents less than 0.05% of net assets.